Shareholders' Equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Shareholders' Equity

15. Shareholders’ Equity

Common Stock

Subject to the articles of association of the Company, the holders of ordinary shares are entitled to share in any dividends in proportion to the number of shares held by them and are entitled to one vote for every share held by them.

Preferred Stock

The holders of the Series A Preferred Stock are entitled in priority to any payments of dividends on any other class of shares in the Company to be paid annually on a fixed non-cumulative preferential dividend rate of 8% per annum. On a return of assets, whether on liquidation or otherwise, the Series A Preferred Stock entitle the holder to repayment of the capital paid up on those shares (including any share premium) in priority to any repayment of capital to the holders of any other shares. The holder of the Series A Preferred Stock is not entitled to any further participation in the assets or profits of the Company and is not entitled to receive notice of, attend, speak or vote at any general meeting of the Company.

Deferred Shares

Holders of deferred shares have no right to receive notice of, attend, speak, or vote at any general meetings of the Company. Deferred shares do not carry the right to receive dividends. Any deferred shares that are issued will rank in priority below the ordinary shares with respect to liquidation rights and such entitlement will be limited to the repayment of the amount paid up or credited as paid up on the deferred shares.

Treasury Stock

This represents common stock assumed by the Smurfit Kappa Employee Trust under the terms of the Deferred Bonus Plan. For the avoidance of doubt, ‘treasury stock’ shall not be construed to have the same meaning as treasury shares under section 109 of the Irish Companies Act.